CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the registration statement on Form N-1A of Advisors Series Trust of (i) our report dated December 18, 2003, relating to the financial statements and financial highlights of Provident Investment Counsel Growth Fund I and (ii) our report dated December 18, 2003, relating to the financial statements and selected ratio data of PIC Growth Portfolio which appear in the October 31, 2003 Annual Report to Shareholders of Provident Investment Counsel Growth Fund I, which are also incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York
February 25, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the registration statement on Form N-1A of Advisors Series Trust of our report dated December 18, 2003, relating to the financial statements and financial highlights of (i) Provident Investment Counsel Mid Cap Fund B and our report dated December 18, 2003, relating to the financial statements and selected ratio data of PIC Mid Cap Portfolio which appear in the October 31, 2003 Annual Report to Shareholders of Provident Investment Counsel Mid Cap Fund B, (ii) our report dated December 18, 2003, relating to the financial statements and financial highlights of Provident Investment Counsel Small Company Growth Fund A and our report dated December 18, 2003, relating to the financial statements and selected ratio data of PIC Small Cap Portfolio which appear in the October 31, 2003 Annual Report to Shareholders of Provident Investment Counsel Small Company Growth Fund A, and (iii) our report dated December 18, 2003, relating to the financial statements and financial highlights of Provident Investment Counsel Small Cap Growth Fund I and our report dated December 18, 2003, relating to the financial statements and selected ratio data of PIC Small Cap Portfolio which appear in the October 31, 2003 Annual Report to Shareholders of Provident Investment Counsel Small Cap Growth Fund I, and (iv) our report dated December 18, 2003, relating to the financial statements and financial highlights of Provident Investment Twenty Fund I all of which are also incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York
February 25, 2005